THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE MAKER) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS DEBENTURE MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.



                           APPIANT TECHNOLOGIES, INC.

                          Secured Convertible Debenture
                               due April __, 2003



No.                                                                   $
   ----                                                                ---------
Dated:  April    ,  2002
              --




     For value received, APPIANT TECHNOLOGIES, INC., a Delaware corporation (the
"Maker"), hereby promises to pay to the order of              (together with its
 -----                                           -------------
successors, representatives, and permitted assigns, the "Holder"), in accordance
                                                         ------
with  the  terms  hereinafter  provided,  the  principal  amount  of
                           Dollars ($         ), together with interest thereon.
--------------------------           ---------
Concurrently with the issuance of this Debenture, the Company is issuing separate Debentures (the "Other Debentures") to separate purchasers (the "Other
                           ----------------                                -----
Holders") pursuant to the Purchase Agreement (as defined in Section 1.1 hereof).
-------

     All payments under or pursuant to this Debenture shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder's account, instructions for which are attached hereto as Exhibit
                                                                         -------
A. The outstanding principal balance of this Debenture shall be due and payable on April , 2003 (the "Maturity Date") or at such earlier time as provided
          --                --------------
herein.

                                    ARTICLE I

     Section 1.1 Purchase Agreement. This Debenture has been executed and delivered pursuant to the Debenture and Warrant Purchase Agreement, dated as of
April   ,  2002  (the  "Purchase  Agreement"), by and between the Maker and the
      --
purchaser listed therein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     Section 1.2 Interest. Beginning on the date hereof, the outstanding principal balance of this Debenture shall bear interest, in arrears, at a rate per annum equal to eight percent (8%), payable quarterly or upon conversion unless earlier converted or prepaid as provided herein, with the first quarterly payment due and payable on _______ __, 2002. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months and shall accrue commencing on the issuance date of this Debenture (the "Issuance Date"). The interest shall be payable at the Maker's option in cash or shares of the Maker's common stock, par value $.01 per share (the "Common Stock"); provided, however, that if the Maker elects to pay in shares of Common Stock, the Maker shall issue to the Holder freely tradable shares of Common Stock. The number of shares of Common Stock to be issued as payment of accrued and unpaid interest shall be determined by dividing (a) the total amount of accrued and unpaid interest to be converted into Common Stock by (b) the Conversion Price (as defined in Section 3.2(a) hereof. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), then to the extent permitted by law, the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Debenture from the date of the Event of Default until such Event of Default is cured at the rate of the lesser of fifteen percent (15%) and the maximum applicable legal rate per annum.

     Section 1.3 Security Agreement. The obligations of the Maker hereunder shall be secured by, and the Holder shall be entitled to the rights and security granted by the Maker pursuant to, the Security Agreement dated as of the date hereof by the Maker for the benefit of the Holder (the "Security Agreement").

     Section 1.4 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

     Section 1.5 Transfer. This Debenture may be transferred or sold, subject to the provisions of Section 4.8 of this Debenture, or pledged, hypothecated or otherwise granted as security by the Holder.

     Section 1.6 Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Debenture (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Debenture, upon surrender and cancellation of such Debenture, the Maker shall issue a new Debenture, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Debenture.

                                   ARTICLE II

                          EVENTS OF DEFAULT; REMEDIES

     Section 2.1 Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Debenture:

     (a) the Maker shall fail to make the payment of any amount of principal outstanding on the date such payment is due hereunder; or

     (b) the Maker shall fail to make any payment of interest in cash or shares of Common Stock for a period of five (5) days after the date such interest is due; or

     (c) the failure of the Registration Statement to be declared effective by the Securities and Exchange Commission ("SEC") on or prior to the date which is ninety (90) days after the Closing Date (as defined in the Purchase Agreement); or

     (d) the suspension from listing or the failure of the Common Stock to be listed on the Nasdaq SmallCap Market for a period of five (5) consecutive Trading Days; or

     (e) the Maker's notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8(a) hereof) or its intention not to comply with proper requests for conversion of this Debenture into shares of Common Stock; or

     (f) the Maker shall fail to (i) timely delivery the shares of Common Stock upon conversion of the Debenture or any interest accrued and unpaid, (ii) timely file the Registration Statement (as defined in the Registration Rights Agreement) or (iii) make the payment of any fees and/or liquidated damages under this Debenture, the Purchase Agreement or the Registration Rights Agreement, which failure in the case of items (i) and (iii) of this Section 2.1(f) is not remedied within seven (7) business days after the occurrence thereof; or

     (g) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days, provided that the cause of such lapse or
                             --------
unavailability  is not due to factors primarily within the control of Holder; or

     (h) default shall be made in the performance or observance of (i) any material covenant, condition or agreement contained in this Debenture (other than as set forth in clause (f) of this Section 2.1) and such default is not fully cured within five (5) business days after the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement, the Security Agreement, the Other Debentures, the Registration Rights Agreement or the Security Agreement which is not covered by any other provisions of this Section 2.1 and such default is not fully cured within seven (7) business days after the occurrence thereof; or

     (i) any material representation or warranty made by the Maker herein or in the Purchase Agreement, the Security Agreement or the Registration Rights Agreement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

     (j) the Maker shall issue any debt securities which are (i) senior to, or pari pasu with, this Debenture and the Other Debentures and (ii) not issued on such terms as are acceptable to the Holders of a majority of the outstanding principal amount of this Debenture and the Other Debentures purchased under the Purchase Agreement; or

     (k) the consummation of any of the following transactions: (i) the consolidation, merger or other business combination of the Maker with or into a person or entity (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or
(B) a consolidation, merger or other business combination in which holders of the Maker's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities), except if in the case of a consolidation merger or other business combination of the Maker, the Maker shall have given the Holder not less than fifteen (15) business days prior written notice thereof (the "Transaction
                                                                     -----------
Notice") and shall have furnished the Holder with such information regarding the consolidation, merger or other business combination (including, without limitation, the counterparties thereto) as the Holder may reasonably request in order for the Holder to determine if it will exercise its conversion rights hereunder prior to the consummation of such consolidation, merger or other business combination; (ii) the sale or transfer of all or substantially all of the Maker's assets; or (iii) the consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock; or

     (l) the Company fails to obtain, prior to the sixtieth (60th) day after the Initial Closing Date, either (a) approval by the stockholders of the Maker of the proposal presented and recommended by the Board of Directors of the Maker to approve the Holder acquiring in excess of 19.99% of the issued and outstanding shares of Common Stock upon conversion of this Debenture and/or exercise of the Warrants or (b) a waiver by the Nasdaq SmallCap Market (or any successor entity) of such stockholder approval (a "Nasdaq Waiver"), as required
                                                    -------------
by the applicable rules and regulations of the Nasdaq SmallCap Market (or any successor entity) applicable to approve the issuance of share of Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock of the Maker pursuant to the terms hereof; provided, however, that the Company must
                                       --------  --------
request such a Nasdaq Waiver no later than the fifth (5th) business day after the Initial Closing Date.

     (m) the Maker shall (i) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $100,000 or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

     (n) the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), or (vi) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

     (o) a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i),
(ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days; or

     (p)  the  occurrence  of  an  Event  of Default under the Other Debentures.

     Section  2.2     Remedies Upon An Event of Default.  If an Event of Default
                      ---------------------------------
shall have occurred and shall be continuing, the Holder of this Debenture may at any time at its option (a) declare the entire unpaid principal balance of this Debenture, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that
                                                         --------- -------
upon  the  occurrence  of an Event of Default described in (i) Sections 2.1 (m),
(n) or (o), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable and (ii) Sections 2.1 (c)-(l), demand the prepayment of this Debenture pursuant to Section 3.7 hereof, (b) demand that the principal amount of this Debenture then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at a Conversion Price per share calculated pursuant to Section 3.1 hereof assuming that the date that the Event of Default occurs is the Conversion Date (as defined in Section 3.2(a) hereof), or (c) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Debenture, the Purchase Agreement, the Security Agreement, the Registration Rights Agreement or applicable law. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                  ARTICLE III

                      CONVERSION; ANTIDILUTION; PREPAYMENT

     Section 3.1 Conversion Option. At any time on or after the Issuance Date, this Debenture shall be convertible (in whole or in part), at the option of the Holder (the "Conversion Option"), into such number of fully paid and non-assessable shares of Common Stock (the "Conversion Rate") as is determined by dividing (x) that portion of the outstanding principal balance under this Debenture as of such date that the Holder elects to convert by (y) the Conversion Price (as hereinafter defined) then in effect on the date on which the Holder faxes a notice of conversion (the "Conversion Notice"), duly executed, to the Maker (facsimile number (925) 847-3806, Attn.: Chief Financial Officer) (the "Conversion Date"), provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.6 below. The Holder shall deliver this Debenture to the Maker at the address designated in the Purchase Agreement at such time that this Debenture is fully converted. With respect to partial conversions of this Debenture, the Company shall keep written records of the amount of this Debenture converted as of each Conversion Date.

     Section  3.2     Conversion  Price.

          (a) Subject to the provisions of subsection (b) below, the term "Conversion Price" shall mean an amount equal to the lesser of (i) the Closing
 -----------------
Price (as defined below) and (ii) eighty percent (80%) of the average of the two
(2) lowest closing bid prices of the Common Stock during the twenty (20) Trading Days immediately prior to the Conversion Date, except that if during any period (a "Black-out Period"), a Holder is unable to trade any Common Stock issued or
     -----------------
issuable upon conversion of the Debentures immediately due to the postponement of filing or delay or suspension of effectiveness of a registration statement or because the Maker has otherwise informed such Holder that an existing prospectus cannot be used at that time in the sale or transfer of such Common Stock, such Holder shall have the option but not the obligation on any Conversion Date within ten (10) Trading Days following the expiration of the Black-out Period of using the Conversion Price applicable on such Conversion Date or any Conversion Price selected by such Holder that would have been applicable had such Conversion Date been at any earlier time during the Black-out Period or within the ten (10) Trading Days thereafter.

          (b)     The  term  "Closing  Price"  shall mean an amount equal to the
                              --------------
lesser of (i) $1.25 and (ii) the average of the closing bid prices of the Common Stock for the five (5) Trading Days immediately prior to the Initial Closing Date.

     Section  3.3     Mechanics  of  Conversion.

     (a) Not later than three (3) Trading Days after any Conversion Date, the Maker or its designated transfer agent, as applicable, shall issue and deliver to the Depository Trust Company ("DTC") account on the Holder's behalf
                                            ---
via  the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the
                                                      ----
Conversion Notice, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. In the alternative, not later than three (3) Trading Days after any Conversion Date, the Maker shall deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Debenture. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date (the "Delivery Date"), the Holder shall be entitled by written notice to the Maker at
---------------
any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Maker shall immediately return this Debenture tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 3.3(c) and (e) shall be payable through the date notice of rescission is given to the Maker.

     (b) Upon receipt of a Conversion Notice, the Maker shall promptly deliver to the Maker's transfer agent (the "Transfer Agent") instructions (the
                                              --------------
"Instructions")  to issue the Conversion Shares to the Holder in accordance with
 ------------
the  terms  of  such  Conversion Notice; provided, however, that the Maker shall
                                         --------  -------
deliver the Instructions to the Transfer Agent no later than (i) 3:00 p.m. Mountain Standard Time ("MST") on the Conversion Date if the Maker receives a
                            ---
Conversion Notice at or prior to 12:00 p.m. MST on the Conversion Date or (ii) 11:00 a.m. MST on the first business day following the Conversion Date if the Maker receives a Conversion Notice after 12:00 p.m. MST on the Conversion Date (the "Instruction Delivery Date").
       ---------------------------

     (c) The Maker understands that a delay in the delivery of the shares of Common Stock upon conversion of this Debenture and failure to deliver one or more new Debentures representing the unconverted principal amount of this Debenture beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such certificate or certificates pursuant to this Section hereunder by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such certificates are delivered, together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of (A) (i) 1% of the aggregate principal amount of the Debentures requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Debentures requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit a Holder's right to pursue actual damages for the Maker's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall only be obligated to pay the liquidated damages accrued in accordance with this Section 3.3(b) through the date the Conversion Notice is withdrawn.

     (d) The Maker understands that a delay in the delivery by the Maker of the Instructions to the Transfer Agent beyond the Instruction Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Transfer Agent such Instructions pursuant to this Section by the Instruction Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such Instructions are delivered, together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of
(A) (i) 1% of the aggregate principal amount of the Debentures requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Debentures requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit a Holder's right to pursue actual damages for the Maker's failure to deliver the Instructions to the Transfer Agent within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall only be obligated to pay the liquidated damages accrued in accordance with this Section 3.3(d) through the date the Conversion Notice is withdrawn.


     (e) In addition to any other rights available to the Holder, if the Maker fails to deliver to the Holder such certificate or certificates pursuant to Section 3.3(a) by the Delivery Date and if after the Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the
                                                              ------
Maker shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by such Holder from the sale of the shares of Common Stock issued by the Maker pursuant to such conversion, together with interest thereon at a rate of the lesser of 15% and the maximum applicable legal rate per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate principal amount of this Debenture, the Maker shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In.

     Section  3.4     Ownership  Cap  and  Certain  Conversion  Restrictions.

     (a) Notwithstanding anything to the contrary set forth in Section 3 of this Debenture, at no time may a holder of this Debenture convert this Debenture if the number of shares of

Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Debenture providing the Maker with sixty-one (61) days notice (pursuant to Section 4.1 hereof) (the "Waiver Notice") that such holder would like to waive this Section 3.4 with regard to any or all shares of Common Stock issuable upon conversion of this Debenture, this Section 3.4 will be of no force or effect with regard to all or a portion of the Debenture referenced in the Waiver Notice.

     (b) The Holder may not convert any Debenture hereunder to the extent such conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Debenture held by the Holder after application of this Section; provided, however, that nothing in Section 3
                                    --------  -------
of this Debenture shall prohibit the Holder from converting a portion of this Debenture into Conversion Shares, selling such Conversion Shares, and then converting more of the Debenture such that the Holder sells more than 9.99% of the Common Stock without holding more than 9.99% of the Common Stock at any time.

     (c) Notwithstanding anything to the contrary set forth herein, the Maker shall not be obligated to issue in excess of an aggregate of 3,245,980 shares of Common Stock upon conversion of the Debentures and any shares of Common Stock issuable in connection with the Purchase Agreement, which number of shares shall be subject to adjustment pursuant to Section 3.6, and such number of shares, the "Issuable Maximum"; provided, however, that such Issuable Maximum
                ----------------   --------  -------
shall not apply in the event that the Company obtains (a) the vote of shareholders (the "Shareholder Approval"), if any, as may be required by the
                     ---------------------
applicable rules and regulations of the Nasdaq SmallCap Market (or any successor entity) applicable to approve the issuance of share of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof or (b) a waiver by the Nasdaq SmallCap Market (or any successor entity) of such required Shareholder Approval (a "Nasdaq Waiver"). The Issuable Maximum equals 19.999% of the number of
     --------------
shares of Common Stock outstanding immediately prior to the Closing. Shares of Common Stock issued in respect of penalties and liquidated damages hereunder shall not count towards the 3,245,980 share limit set forth in this paragraph and shall be paid in cash as provided herein unless otherwise agreed to by the Holders. If on any Conversion Date (A) the Common Stock is listed for trading on the Nasdaq SmallCap Market, (B) the Conversion Price then in effect is such that the aggregate number of shares of Common Stock previously issued at a discount upon conversion of Debentures or otherwise issued in connection with the Purchase Agreement, would equal or exceed the Issuable Maximum, and (C) the Maker shall not have previously obtained either Shareholder Approval or a Nasdaq Waiver, then the Maker shall issue to the Holder so requesting such number of shares of Common Stock equal to such Holder's pro rata portion of the Issuable Maximum as of the initial purchase date and, with respect to the remainder of shares of Common Stock which would result in an issuance of shares of Common Stock in excess of the Issuable Maximum (the "Excess Shares"), the Maker shall
                                                -------------
have the option to either (1) use its reasonable efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 90th day after such request, or (2) deliver to such holder cash in an amount equal to the product of (x) the closing bid price of the Common Stock on the applicable Conversion Date, and (y) the number of shares of Common Stock in excess of such Holder's pro rata portion of the Issuable Maximum that would have otherwise been issuable to the Holder but for the provisions of this Section (such amount of cash being hereinafter referred to as the "Discount
                                                                        --------
Equivalent"). If the Maker fails to pay the Discount Equivalent in full pursuant
----------
to this Section within fifteen (15) days after the Maker fails to obtain Shareholder Approval pursuant to (1) above or the date payable pursuant to (2) above, the Maker will pay interest thereon at a rate of 10% per annum to the Holder, accruing daily from the applicable Conversion until such amount, plus all such interest thereon, is paid in full. The Maker and the Holder understand and agree that shares of Common Stock issued to and then held by the Holder as a result of conversion of the Debentures or as a result of exercise of the Warrants shall not be entitled to cast votes on any resolution to obtain Shareholder Approval.

     Section  3.5     Intentionally  Omitted.

     Section  3.6     Adjustment  of  Conversion  Price.

     (a) The Conversion Price shall be subject to adjustment from time to time as follows:

          (i)  Adjustments for Stock Splits and Combinations. If the Maker shall
             ----------------------------------------------
at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.6(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

         (ii)  Adjustments for Certain Dividends and Distributions. If the Maker
               ---------------------------------------------------
shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the applicable Conversion Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

        (iii)  Adjustment  for Other Dividends and Distributions. If the Maker
               --------------------------------------------------
shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Debenture shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker which they would have received had this Debenture been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this
Section 3.6(a)(iii) with respect to the rights of the holders of this Debenture and the Other Debentures.

         (iv)  Adjustments  for  Reclassification,  Exchange or Substitution. If
               -------------------------------------------------------------
the Common Stock issuable upon conversion of this Debenture at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.6(a)(i),
(ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.6(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of this Debenture shall have the right thereafter to convert this Debenture into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Debenture might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

          (v)  Adjustments for Reorganization, Merger, Consolidation or Sales of
               -----------------------------------------------------------------
Assets.  If at any time or from time to time after the Issuance Date there shall
------
be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in
Section 3.6(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.6(a)(iv)), or a merger or consolidation of the Maker with or into another corporation, or the sale of all or substantially all of the Maker's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision
 --------------
to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of this Debenture shall have the right thereafter to convert such Debenture into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.6(a)(v) with respect to the rights of the holder of this Debenture after the Organic Change to the end that the provisions of this
Section 3.6(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Debenture and the Other Debentures) shall be applied after that event in as nearly an equivalent manner as may be practicable.

          (vi) Adjustments  for  Issuance  of Additional Shares of Common Stock.
               -----------------------------------------------------------------

               (1) In the event the Maker, shall, at any time, from time to time, issue or sell any shares of additional shares of common stock (including Treasury Shares) to a third party ("Additional Shares of Common Stock") other
                                       ---------------------------------
than the Holder for a consideration per share less than the Conversion Price then in effect for the Debenture immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price then in effect for the Debentures shall be reduced to a price equal to the consideration per share paid for such Common Stock and the number of shares of Common Stock for which this Debenture is convertible shall be increased by the product of the number of shares of Common Stock for which this Debenture is convertible immediately prior to such issuance or sale multiplied by the Dilution
Percentage. "Dilution Percentage" shall mean the percentage by which the Conversion Price then in effect is reduced pursuant to this Section 3.6(a)(vi).

               (2) If the Maker, at any time after the Issuance Date, shall issue any Additional Shares of Common Stock to the Holder, at a price per share less than the applicable Conversion Price then in effect or without consideration, then the applicable Conversion Price upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the applicable Conversion Price then in effect by a fraction:

                    (A) the numerator of which shall be equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares
                                                   ----
of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the applicable Conversion Price then in effect, and

                    (B) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

               The provisions under paragraph (2) of this subsection 3.6(a)(vi) shall not apply under any of the circumstances for which an adjustment is provided in subsections (i), (ii), (iii), (iv) or (v) of this Section 3.6(a). No adjustment of the applicable Conversion Price shall be made under this subsection (a)(vi) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent (as defined below) if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (vii) of this Section 3.6(a) or (y) no adjustment was required pursuant to subsection (vii) of this Section 3.6(a). No adjustment of the applicable Conversion Price shall be made under this subsection (vi) in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, if any, which together with any adjustments so carried forward shall amount to $.01 per share or more; provided that upon
                                                              --------
any adjustment of the applicable Conversion Price as a result of any dividend or distribution payable in Common Stock or Convertible Securities (as defined below) or the reclassification, subdivision or combination of Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be adjusted (to the nearest one-half cent) in proportion to the adjustment in the applicable Conversion Price.

        (vii)  Issuance of Common Stock Equivalents. If the Maker, at any time
               -------------------------------------
after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible
                                                                -----------
Securities"), other than this Debenture, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock Equivalents") and the price per share for
                          ------------------------
which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price in effect at the time of such amendment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (vi) of this Section 3.6(a) on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Maker shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Maker for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (vii). If no adjustment is required under this subsection (vii) upon issuance of any Common Stock Equivalent or once an adjustment is made under this subsection (vii) based upon the Per Share Market Value in effect on the date of such adjustment, no further adjustment shall be made under this subsection (vii) based solely upon a change in the Per Share Market Value after such date.

       (viii)  Consideration for Stock. In case any shares of Common Stock or
               ------------------------
any  Common  Stock  Equivalents  shall  be  issued  or  sold:

               (1) in connection with any merger or consolidation in which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Maker, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

               (2) in the event of any consolidation or merger of the Maker in which the Maker is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Maker shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities of any corporation, the Maker shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of the Debentures, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of the Debentures immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Debentures.

          (b)  Record  Date.  In case the Maker shall take record of the holders
               ------------
of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

          (c)  Certain  Issues  Excepted.  Anything  herein  to  the  contrary
               -------------------------
notwithstanding, the Conversion Price shall not be adjusted and the Maker shall not be required to make any adjustment of the number of shares of Common Stock issuable upon conversion of the Debentures upon the grant after the Issuance Date of, or the exercise after the Issuance Date of: (i) the shares of Common Stock issuable upon exercise of the warrants issued pursuant to the Purchase Agreement; (ii) shares of Common Stock issuable upon conversion of this Debenture and the Other Debentures; (iii) shares of Common Stock to be issued to strategic partners and/or in connection with a strategic merger or acquisition;
(iv) shares of Common Stock or the issuance of options to purchase shares of Common Stock to employees, officers, directors, consultants and vendors in accordance with the Company's equity incentive policies; and (v) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding prior to the date hereof.

          (d)  No  Impairment.  The  Maker  shall  not,  by  amendment  of  its
               --------------
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 3.6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. In the event a Holder shall elect to convert any Debentures as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or adjoining conversion of all or of said Debentures shall have issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to 130% of the amount of the Debentures the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

          (e)  Certificates  as  to  Adjustments.  Upon  occurrence  of  each
               ---------------------------------
adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of this Debenture pursuant to this Section 3.6, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to such Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Debenture. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

          (f)  Issue  Taxes.  The  Maker  shall  pay any and all issue and other
               ------------
taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Debenture pursuant thereto; provided, however, that the Maker shall not be
                               --------   -------
obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

          (g)  Fractional  Shares. No fractional shares of Common Stock shall be
               ------------------
issued upon conversion of this Debenture. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the closing bid prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date.

          (h)  Reservation  of  Common  Stock. The Maker shall at all times when
               ------------------------------
this Debenture shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture and all interest accrued thereon; provided that the number of shares of Common
                                    --------
Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which this Debenture and all interest accrued thereon are at any time convertible. The Maker shall, from time to time in accordance with the Delaware Business Corporation Law, as amended, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker's obligations under this Section 3.6(h).

          (i)  Regulatory  Compliance.  If  any  shares  of  Common  Stock to be
               ----------------------
reserved for the purpose of conversion of this Debenture or any interest accrued thereon require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

     Section  3.7     Prepayment.
                      ----------

          (a)  Prepayment  Upon an Event of Default. Notwithstanding anything to
               -------------------------------------
the contrary contained herein, upon the occurrence of an Event of Default described in Sections 2.1(c)-(k) hereof, the Holder shall have the right, at such Holder's option, to require the Maker to prepay all or a portion of this Debenture at a price equal to Prepayment Price (as defined in Section 3.7(c) below) applicable at the time of such request. Nothing in this Section 3.7(a) shall limit the Holder's rights under Section 2.2 hereof.

          (b)  Prepayment  Option  Upon  Major  Transaction.  In addition to all
               --------------------------------------------
other rights of the holder of this Debenture contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the holder of this Debenture shall have the right, at such holder's option, to require the Maker to prepay all or a portion of such holder's Debentures at a price equal to the greater of (i) 130% of the aggregate principal amount of this Debenture plus all accrued and unpaid interest and any other payments due from the Maker to the Holder under or in connection with this Debenture and (ii) the product of (A) the Conversion Rate and (B) the closing bid price of the Common Stock on the Trading Day immediately preceding such Major Transaction ("Major Transaction Prepayment Price").

          (c)  Prepayment Option Upon Triggering Event. In addition to all other
               ---------------------------------------
rights of the holder of this Debenture contained herein, after a Triggering Event (as defined below), the holder of this Debenture shall have the right, at such holder's option, to require the Maker to prepay all or a portion of such holder's Debentures at a price equal to the greater of (i) 130% of the aggregate principal amount of this Debenture plus all accrued and unpaid interest and any other payments due from the Maker to the Holder under or in connection with this Debenture and (ii) the product of (A) the Conversion Rate at such time and (B) the closing bid price of the Common Stock on the date immediately preceding such Triggering Event on which the exchange or market on which the Common Stock is traded is open ("Triggering Event Prepayment Price," together with the Major Transaction Prepayment Price, the "Prepayment Price").

          (d)  Intentionally  Omitted.
               ----------------------

          (e)  "Major  Transaction."  A  "Major  Transaction" shall be deemed to
                ------------------        ------------------
have  occurred  at  such  time  as  any  of  the  following  events:

               (i) the consolidation, merger or other business combination of the Maker with or into another Person (as defined in Section 4.13 hereof) (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holders of the Maker's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

              (ii) the sale or transfer of all or substantially all of the Maker's assets; or

             (iii) consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock.

          (f)  "Triggering  Event." A "Triggering Event" shall be deemed to have
                -----------------   -------------------
occurred  at  such  time  as  any  of  the  following  events:

               (i) the failure of the Registration Statement to be declared effective by the SEC on or prior to the date which is 90 days after the Closing Date, provided that the Maker has failed to file the Registration Statement on
       --------
or before the Filing Date (as defined in the Registration Rights Agreement) or respond to any and each of the SEC's comments within ten (10) business days of the Maker's receipt of each of the SEC's comments;

              (ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of this Debenture for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days, provided that the cause of
                                                      --------
such lapse or unavailability is due to factors within the control of the Maker and not due to factors solely within the control of the holder of this Debenture;

             (iii) the suspension from trading or the failure of the Common Stock to be traded on the Nasdaq SmallCap Market for a period of five (5) consecutive days, provided, that such suspension from listing or failure to be
                    --------
listed is due to factors within the control of the Maker, including, but not limited to, failure to timely file all reports required to be filed with the SEC or to meet the net tangible assets requirements for listing, if any;

              (iv) the Maker's notice to any holder of the Debentures, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8) or its intention not to comply with proper requests for conversion of any of the Debentures into shares of Common Stock;

               (v) the Maker's failure to comply with a Conversion Notice tendered within ten (10) business days after the receipt by the Maker of the Conversion Notice and the original Debenture; or

     (g)     Intentionally  Omitted.
             ----------------------

     (h)     Mechanics of Prepayment at Option of Holder Upon Major Transaction.
             ------------------------------------------------------------------
No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to the holder of
                                  ---------------------------
this Debenture and holders of the Other Debentures. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Debentures then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder's Debentures then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Holder Upon
                                   ---------------------------------------------
Major Transaction") to
the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction
---------
shall indicate (i) the number of Debentures that such holder is electing to prepay and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 3.7(b) above.

          (i)  Mechanics  of  Prepayment  at  Option  of  Holder Upon Triggering
               -----------------------------------------------------------------
Event.  Within one (1) day after the occurrence of a Triggering Event, the Maker
-----
shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of the Debentures. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of this Debenture and the Other Debentures then outstanding may require the Maker to prepay all of the Debentures on a pro rata basis by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Holder Upon Triggering Event") to the Maker, which Notice of Prepayment at Option of Holder Upon Triggering Event shall indicate (i) the number of Debentures that such holder is electing to prepay and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to Section 3.7(c) above.

          (j)  Intentionally  Omitted.
               ----------------------

          (k)  Payment  of  Prepayment  Price.  Upon the Maker's receipt of a
               ------------------------------
Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from any holder of the Debentures, the Maker shall immediately notify each holder of the Debentures by facsimile of the Maker's receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder's certificates representing the Debentures which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to
Section 3.7(i), to such holder within five (5) business days after the Maker's receipt of a Notice of Prepayment at Option of Holder Upon Triggering Event and, in the case of a prepayment pursuant to Section 3.7(k), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder's original Debenture shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Debentures to be prepaid, the Maker shall prepay an amount from each holder of the Debentures being prepaid equal to such holder's pro-rata amount (based on the number of Debentures held by such holder relative to the number of Debentures outstanding) of all Debentures being prepaid. If the Maker shall fail to prepay all of the Debentures submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Debentures may have under this Debenture, the Security Agreement and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Debentures not prepaid shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to a holder of the Debentures submitted for prepayment, such holder shall have the option (the "Void Optional Prepayment Option") to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Debentures that were submitted for prepayment by such holder(s) under this Section 3.7 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the "Void Optional Prepayment Notice"). Upon the Maker's receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Debentures submitted for prepayment and for which the applicable Prepayment Price has not been paid, (ii) the Maker shall immediately return any Debentures submitted to the Maker by each holder for prepayment under this Section 3.7(h) and for which the applicable Prepayment Price has not been paid and (iii) the Conversion Price of such returned
Debentures shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker and (B) the lowest closing bid price of the Common Stock during the period beginning on the date on which the Notice(s) of Prepayment of Option of Holder Upon Major Transaction or the Notice(s) of Prepayment at Option of Holder Upon Triggering Event, as the case may be, is delivered to the Maker and ending on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder's delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 3.7 shall have priority to payments to other stockholders in connection with a Major Transaction.

          (l)  Maker Prepayment Option. The Maker may prepay all or a portion of
               ------------------------
this Debenture (i) between the Closing Date and the sixtieth (60th) day immediately following the Closing Date at a price equal to 110% of the aggregate principal amount of the Debentures plus all accrued and unpaid interest and/or liquidated damages; (ii) between the sixty-first (61st) day and the 120th Day immediately following the Closing Date at a price equal to 115% of the purchase price of the Debenture plus all accrued and unpaid interest and/or liquidated damages; (iii) between the 121st day and the 180th Day immediately following the Closing Date at a price equal to 120% of the purchase price of the Debenture plus all accrued and unpaid interest and/or liquidated damages; and (iv) as of the 181st day immediately following the Closing Date, at a price equal to 125% of the purchase price of the Debenture plus all accrued and unpaid interest and/or liquidated damages by providing ten (10) days written notice (the "Maker
                                                                           -----
Prepayment  Option  Notice")  to  the  Holder; provided, however, that the Maker
--------------------------                     --------  -------
shall not send a Maker Prepayment Option Notice to a holder unless the Maker has good and clear funds for the minimum amount the Maker intends to redeem in a bank account controlled by the Maker; provided, further, that if the Maker
                                            --------  -------
intends  to  exercise  the  Maker  Prepayment  Option contemporaneously with the closing of a public offering of the Maker's securities: (i) the Maker is not required to have good and clear funds for the minimum amount the Maker intends to redeem in a bank account controlled by the Maker at the time the Maker Prepayment Option Notice is delivered to a holder; and (ii) the Maker may not send any such Maker Prepayment Option Notice earlier than the day immediately prior to the date the public offering is priced. Nothing contained in this
Section 3.7(l) shall preclude the Holder from converting up to fifty percent (50%) of its Debenture within such ten (10) day period; provided, however, that
                                                         --------  -------
if the Holder has delivered a Conversion Notice to the Company prior to its receipt of the Maker Prepayment Option Notice, the shares designated to be converted pursuant to such Conversion Notice may not be redeemed by the Company; and, provided, further, that if the Holder (x) elects to convert its Debenture
      --------   -------
after  receipt  of  the  Maker  Prepayment  Redemption Notice and (y) the

Holder provides Maker with a Conversion Notice within twenty-four (24) hours of receipt of such Maker Prepayment Option Notice, then the shares designated to be converted pursuant to such Conversion Notice may not be redeemed by the Company; and (ii) that subject to the terms and provisions of Section 3.2 hereof, the Conversion Price for purposes of this Section 3.7(l) shall be an amount equal to the Discount Percentage of the average of the two (2) lowest closing bid prices during the twenty (20) Trading Days immediately prior to the date of delivery of the Maker Prepayment Option Notice; and provided, further, that if the Maker
                                            --------  -------
fails to comply with the terms of a Conversion Notice sent to Maker pursuant to this Section 3.7(l) within five (5) Trading Days of receipt of such Conversion Notice, the Maker's Redemption Option will be null and void.

     Section  3.8     Inability  to  Fully  Convert.
                      -----------------------------

          (a)  Holder's  Option  if  Maker  Cannot  Fully  Convert. If, upon the
               ---------------------------------------------------
Maker's receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Maker (w) does not have a sufficient number of shares of Common Stock authorized and available, (x) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice or (y) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder's Conversion Notice and, with respect to the unconverted portion of this Debenture, the Holder, solely at Holder's option, can elect to:

               (i) require the Maker to prepay that portion of this Debenture for which the Maker is unable to issue Common Stock in accordance with the Holder's Conversion Notice (the "Mandatory Prepayment") at a price per share
                                     --------------------
equal  to  the  Prepayment  Price  as  of  such  Conversion Date (the "Mandatory
                                                                       ---------
Prepayment  Price");
------------------

              (ii)  if  the  Maker's  inability  to fully convert is pursuant to
Section 3.8(a)(y) above, require the Maker to issue restricted shares of Common Stock equal to one hundred twenty percent (120%) of the number of shares of Common Stock the Maker is unable to deliver in accordance with such holder's Conversion Notice;

             (iii) void its Conversion Notice and retain or have returned, as the case may be, this Debenture that was to be converted pursuant to the Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice).

          (b)  Mechanics  of  Fulfilling  Holder's  Election.  The  Maker  shall
               ---------------------------------------------
immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.8(a) above, a notice of the Maker's inability to fully satisfy the Conversion Notice (the "Inability to Fully Convert Notice"). Such
                                      ---------------------------------
Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder's Conversion Notice, (ii) the amount of this Debenture which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 3.8(a) above by delivering written notice via facsimile to the Maker ("Notice in Response to Inability to
                                              ----------------------------------
Convert").
--------

          (c)  Payment  of  Prepayment  Price. If the Holder shall elect to have
               -------------------------------
its Debentures prepaid pursuant to Section 3.8(a)(i) above, the Maker shall pay the Mandatory Prepayment Price in cash to the Holder within five (5) days of the Maker's receipt of the Holder's Notice in Response to Inability to Convert, provided that prior to the Maker's receipt of the Holder's Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Debenture. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on a timely basis as described in this Section 3.8(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Debenture and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Debenture for which the full Mandatory Prepayment Price has not been paid, (ii) receive back such Debenture, and (iii) require that the Conversion Price of such returned Debenture be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Holder voided the Mandatory Prepayment and (B) the lowest closing bid price of the Common Stock during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.

     Section  3.9     No  Rights  as  Shareholder.  Nothing  contained  in  this
                      ---------------------------
Debenture shall be construed as conferring upon the Holder, prior to the conversion of this Debenture, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker.

                                      ARTICLE IV

                                  MISCELLANEOUS

     Section  4.1     Notices.  Any  notice,  demand,  request,  waiver or other
                      -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Maker will give written notice to the Holder at least ten (10) days prior to the date on which the Maker closes its books or takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock or (z) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Maker will also give written notice to the Holder at least ten (10) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Holder prior to such information being made known to the public. The Maker shall promptly notify the Holder of this Debenture of any notices sent or received, or any actions taken with respect to the Other Debentures.

     Section  4.2     Governing  Law.  This  Debenture  shall be governed by and
                      --------------
construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Debenture shall not be interpreted or construed with any presumption against the party causing this Debenture to be drafted.

     Section  4.3     Headings.  Article  and section headings in this Debenture
                      --------
are included herein for purposes of convenience of reference only and shall not constitute a part of this Debenture for any other purpose.

     Section  4.4     Remedies,  Characterizations,  Other Obligations, Breaches
                      ----------------------------------------------------------
and  Injunctive  Relief.  The  remedies  provided  in  this  Debenture  shall be
-----------------------
cumulative and in addition to all other remedies available under this Debenture, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Maker to comply with the terms of this Debenture. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

     Section  4.5     Enforcement  Expenses.  The  Maker agrees to pay all costs
                      ---------------------
and expenses of enforcement of this Debenture, including, without limitation, reasonable attorneys' fees and expenses.

     Section  4.6     Binding  Effect.   The  obligations  of  the Maker and the
                      ---------------
Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

     Section  4.7     Amendments.  This Debenture may not be modified or amended
                      ----------
in  any  manner  except  in  writing  executed  by  the  Maker  and  the Holder.

     Section  4.8     Compliance  with  Securities  Laws.  The  Holder  of  this
                      ----------------------------------
Debenture acknowledges that this Debenture is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Debenture. This Debenture and any Debenture issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

     "THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE MAKER) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS DEBENTURE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS."

     Section  4.9     Consent to Jurisdiction.  Each of the Maker and the Holder
                      -----------------------
(i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Debenture and
(ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.9 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Debenture shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

     Section  4.10     Parties  in  Interest.  This  Debenture  shall be binding
                       ---------------------
upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.

     Section  4.11     Failure or Indulgence Not Waiver.  No failure or delay on
                       --------------------------------
the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     Section  4.12     Maker Waivers.  Except as otherwise specifically provided
                       -------------
herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Debenture, hereby waive presentment, demand, notice of nonpayment, protest and all other

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demands'  and  notices  in connection with the delivery, acceptance, performance and enforcement of this Debenture, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Debenture, AND DO HEREBY WAIVE TRIAL BY JURY.

     (a) No delay or omission on the part of the Holder in exercising its rights under this Debenture, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

     (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS DEBENTURE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

     Section 4.13     Definitions.  For the purposes hereof, the following terms
                      -----------
shall  have  the  following  meanings:


     "Person"  means  an  individual  or  a  corporation,  partnership,  trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Trading Day" " means (a) a day on which the Common Stock is traded on
           -----------
the Nasdaq SmallCap Market or other registered national stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the Nasdaq SmallCap Market or any registered national stock exchange, a day or which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is
                   --------  -------
not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                                              APPIANT TECHNOLOGIES, INC.



                                              By:
                                                   -----------------------------
                                              Name:
                                              Title:


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